================================================================================

                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                                  July 31, 1997
                               ------------------


                                   Value Line

                                   Aggressive

                                  Income Trust



                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                     Funds

Value Line Aggressive Income Trust



                                                    To Our Value Line Aggressive
--------------------------------------------------------------------------------

To Our Shareholders:

We are pleased to send you this Value Line Aggressive Income Trust (the "Trust") semi-annual report for the period ended July 31, 1997.

For the six-month period, your Trust posted a total return (change in net asset value plus reinvestment of dividends) of 6.53%. By comparison, the Lehman Brothers Aggregate Bond Index (representative of the fixed-income market as a whole) returned 5.56%.

As you can see from the performance of the Lehman Aggregate Bond Index noted above, the bond market as a whole did not perform as well as the high-yield sector over the period. The superior high-yield market performance was due to a rising stock market, higher coupon income typical of the sector, and a tightening of the yield spread of high-yield bonds over U.S. Treasury bonds. These are the same factors that benefited this sector in the prior year.

The excellent performance by your Trust over the past six months was the result of a number of factors:

Strong Industry Selections: Your Trust's management increased its weighting in the financial services sector during the first six months of this fiscal year. The decline in interest rates over the half-year period aided this sector by stimulating new mortgage issuance and other forms of consumer lending. Furthermore, this sector is consolidating rapidly, which is likely to lead to credit rating upgrades from the major rating agencies. This sector has accounted for a growing portion of new high-yield issues to date, a trend we expect to continue. Your Trust's management also maintained its over-weighted position in telecommunications, another top-performing sector, through the latest interim. Particular subsectors of the telecommunications industry that we expect to continue to come to the high-yield market include personal communications services (PCS) and competitive local exchange carriers (CLECs). Balancing the risk and reward assessments of these new offerings will remain a focus of our efforts. In addition, we have increased our weighting in the oilfield services and thrift industries, both top-performing sectors over the past year. Furthermore, we have increased our allocation to the radio/TV sector, a top-performing segment in the prior year, as a result of the consolidation unleased in that industry following the enactment of the Telecommunications bill last year. Meanwhile, we remain under-weighted in retailing, restaurants, and supermarkets, three areas where performance has lagged during the year.

Credit Stability: The rate of default on high-yield bonds declined sharply last year, according to Moody's Investors Service, from 1.51% of outstanding principal in 1995, to 1.31% in 1996. Through the latest six months, that figure has totalled 0.83%. However, to date no defaults have occurred among the holdings in your Trust. In fact, credit ratings for holdings have remained stable over the year. None was materially downgraded by a major credit-rating agency.

Positions In BB-Rated Bonds: Bonds rated BB tend to have greater sensitivity to interest-rate movements than those rated single B, or lower. During the six months ended July 31, 1997, the price of 10-year U.S. Treasury notes rose, and the yield declined by about one half of one percentage point, to 6.01%. Though our BB-rated bonds tracked this price change, we reduced our exposure to these higher-rated credits during the first half of the year due to our view that lower-rated issues offered greater opportunity.

--------------------------------------------------------------------------------
2

                                              Value Line Aggressive Income Trust

Income Trust Shareholders
--------------------------------------------------------------------------------


We will continue to keep a diversified portfolio that meets your Trust's objectives of maximizing high current income, while striving to constantly improve our credit selection to minimize undue volatility of principal. Furthermore, we believe that high-yield bonds will continue to represent good relative value within the universe of fixed-income securities.

We thank you for your continued confidence in the Value Line Aggressive Income Trust, and we look forward to serving your investment needs in the future.

                                      Sincerely,

                                      /s/Jean Bernhard Buttner
                                      ---------------------------
                                      Jean Bernhard Buttner
                                      Chairman and President

September 12, 1997

Economic Observations

The economy continues to push ahead, with such important indicators as the level of manufacturing activity and the rate of employment growth exhibiting a reasonably good degree of strength. Such trends, and a continuing healthy level of consumer confidence, suggest that growth will average 2.5%-3.0% during the closing half of the year. Thereafter, we would expect the expansion pace to moderate somewhat, with real, inflation-adjusted GDP growth holding in the range of 2.0%-2.5% in 1998.

Inflation, meanwhile, continues to be remarkably subdued. This healthy pricing trend, which is all the more impressive given the longevity of the business upcycle, is, moreover, unlikely to change dramatically in the months ahead. Underscoring our optimism in this area is the earlier hammering out of a budget package which should reduce the government's need to borrow to finance the deficit and the fact that there is still a lack of serious shortages on either the labor or the raw-materials fronts. Interest rates, meantime, reflecting the current, relatively moderate pace of economic growth and the subdued pricing structure, are unlikely to increase much over the next few months. Nevertheless, we caution that given the seeming resiliency of the business expansion, an inflation-wary Federal Reserve will probably not shy away from tightening the monetary reins if the present pricing stability gives way. And an upward move in rates, if sufficiently pronounced, would be poorly received, in our opinion, by both the stock and the bond markets and, as well, by the U.S. economy down the road. The recent increase in volatility in the financial markets suggests that many are now questioning whether the current, benign environment can last much longer. We think a cautious investment strategy is now in order.

Performance Data:*
                                   1 year ended      5 years ended   10 years ended
                                      6/30/97           6/30/97          6/30/97
                                   ------------------------------------------------
Average Annual Total Return*          15.54%            12.49%            8.99%

                                   1 year ended      5 years ended   10 years ended
                                      7/31/97           7/31/97          7/31/97
                                   ------------------------------------------------
Average Annual Total Return*          19.11%            12.75%            9.30%

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital-gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
                                                                               3

Value Line Aggressive Income Trust

Schedule of Investments
================================================================================

Principal
Amount                                                                                          Value
--------------------------------------------------------------------------------------------------------
UNITS (10.9%)

               COMPUTER SOFTWARE SERVICES (3.9%)
 $ 1,750,000   Decisionone Holdings Corp., consisting of (11 1/2%, Senior Discount Debenture and Warrants to purchase 1.9 shares of common stocks @ $23, expire 8/1/07), due 8/1/08................................................  $ 1,045,625
   3,000,000   Primus Telecommunications Group Inc., consisting of (11 3/4%, Senior Notes and Warrants to purchase 1.74513 shares of common stock @ 9.075,
                 expire 8/1/04), due 8/1/04................................................    3,075,000
                                                                                             -----------
                                                                                               4,120,625

               ENTERTAINMENT (1.2%)
   2,000,000   Orion Network Systems, Inc., consisting of (Senior Discount Notes and Warrants to purchase 0.6628 shares of Common Stock, zero coupon until 1/15/02,
                 12 1/2% thereafter), due 1/15/07..........................................    1,240,000

               HOME APPLIANCE (0.5%)
     500,000   Signature Brands Inc., consisting of (13%, Senior Subordinated Notes and
                 Warrants to purchase common stock), due 8/15/02...........................      538,750

               TELECOMMUNICATION SERVICES (5.3%)
   3,500,000   Colt Telecom Group PLC, consisting of (Senior Discount Notes and Warrants to purchase 19.698 ordinary shares @(pound)0.10, zero coupon until 12/15/01,
                 12% thereafter), due 12/15/06.............................................    2,336,250
   4,000,000   Ionica PLC, consisting of (15%, Senior Discount Notes and Warrants to purchase
                 19.698 ordinary shares @(pound)0.10, zero coupon until 5/1/02, 15% thereafter),
                 due 5/1/07................................................................    2,255,000
   1,000,000   Teletrac Inc., consisting of (14%, Senior Note and Warrants to purchase
                 .537495 shares of common stocks), due 8/1/07(1)...........................    1,000,000
                                                                                             -----------
                                                                                               5,591,250
                                                                                             -----------

               TOTAL UNITS (Cost $10,923,852) .............................................   11,490,625
                                                                                             -----------

CORPORATE BONDS & NOTES (61.6%)

               AUTO PARTS (OEM) (3.1%)
   2,000,000   Aetna Industries, Inc., 11.875%, Senior Notes, 10/1/06......................    2,210,000
   1,000,000   Hawk Corp., 10 1/4%, Senior Notes, 12/1/03..................................    1,045,000
                                                                                             -----------
                                                                                               3,255,000

--------------------------------------------------------------------------------
4

                                              Value Line Aggressive Income Trust

                                                        July 31, 1997(unaudited)
================================================================================

Principal
Amount                                                                                          Value
--------------------------------------------------------------------------------------------------------
               BANK (2.0%)
 $ 1,000,000   Banknorth Capital Trust I, Capital Securities Series "A", 10.52%, 4/30/27(1)  $ 1,051,270
   1,000,000   Haven Capital Trust I, Capital Securities, 10.46%, 2/1/27(1)................    1,021,600
                                                                                             -----------
                                                                                               2,072,870

               COAL/ALTERNATE ENERGY (1.1%)
  1,000,000    AES Corp., Senior Sub. Notes, 10 1/4%, 7/15/06..............................    1,107,500

               ENTERTAINMENT (10.2%)
   1,000,000   Busse Broadcasting Corp., Senior Secured Notes, 11 5/8%, 10/15/00...........    1,041,250
     500,000   Commodore Media Inc., Senior Sub. Notes, (7 1/2%, until 5/1/98,
                 12 1/4% thereafter), 5/1/03...............................................      550,000
   3,000,000   Digital Television Services LLC, Senior Sub. Notes, 12 1/2%, 8/1/07(1)......    2,977,500
   2,000,000   EchoStar Satellite Broadcasting Corp., Senior Secured Discount Notes,
                 (zero coupon until 3/15/00, 13 1/8%, thereafter) 3/15/04..................    1,472,500
   2,000,000   EchoStar DBS Corp., Senior Secured Notes, 12 1/2%, 7/1/02(1)................    2,035,000
   1,000,000   Paxson Communicating Corp., Senior Sub. Notes, 11 5/8%, 10/1/02.............    1,095,000
   2,000,000   United International Holdings, Inc., Senior Secured Discount Notes, Ser-B,
                 11/15/99, (zero coupon)...................................................    1,582,500
                                                                                             -----------
                                                                                              10,753,750

               FINANCIAL SERVICES (10.0%)
   3,000,000   Cityscape Financial Corp., Senior Notes, 12 3/4%, 6/1/04(1).................    2,872,500
     650,000   Homeside Inc., Senior Secured Second Priority Notes, 11 1/4%, 5/15/03.......      760,500
   1,750,000   Imperial Credit Capital Trust I, Remarketed Par Securities, Series "A",
                 10 1/4%, 6/14/02(1).......................................................    1,752,188
   2,000,000   Mego Mortgage Corp., Senior Sub. Notes, 12 1/2%, 12/1/01....................    1,997,500
   1,000,000   Ocwen Financial Corp., Notes, 11 7/8%, 10/01/03.............................    1,115,000
   2,000,000   Resource America Inc., Senior Notes, 12%, 8/1/04(1).........................    2,005,000
                                                                                             -----------
                                                                                              10,502,688

               FURNITURE/HOME FURNISHINGS (2.8%)
   2,635,000   Cort Furniture Rental Co., Senior Notes, 12%, 9/1/00........................    2,931,438

               INDUSTRIAL SERVICES (1.5%)
   1,500,000   International Knife & Saw, Inc., Senior Sub. Notes, 11 3/8%, 11/15/06.......    1,631,250

               INSURANCE-DIVERSIFIED (0.6%)
     500,000   Integon Capital I, Capital Securities Series "A", 10 3/4%, 2/15/27..........      616,250



--------------------------------------------------------------------------------
                                                                               5

Value Line Aggressive Income Trust

Schedule of Investments
================================================================================

Principal
Amount                                                                                          Value
--------------------------------------------------------------------------------------------------------
               MACHINERY (1.2%)
 $ 1,250,000   Continental Global Group, Inc., Senior Notes, Series "A", 11%, 4/1/07(1)....  $ 1,315,625

               METAL FABRICATING (2.0%)
   2,000,000   Neenah Corp., Senior Sub. Notes, 11 1/8%, 5/1/07(1).........................    2,152,500

               METALS & MINING-DIVERSIFIED (1.0%)
   1,000,000   Westmin Resources Limited, Senior Secured Notes, 11%, 3/15/07...............    1,052,500

               OFFICE EQUIPMENT & SUPPLIES (1.4%)
   1,350,000   Mail-Well Corp., Senior Sub. Notes, 10 1/2%, 2/15/04........................    1,441,125

               OILFIELD SERVICES/EQUIPMENT (1.0%)
   1,000,000   Deeptech International, Senior Secured Notes, 12%, 12/15/00.................    1,067,500

               PAPER & FOREST PRODUCTS (1.0%)
   1,000,000   Stone Container Corp., Senior Sub. Units, (consisting of 10 3/4%,
                 Senior Sub. Debentures, Series "B", and
                 1 1/2% Supplemental Interest Certificates) 12 1/4%, 4/1/02................    1,045,000

               PETROLEUM-INTEGRATED (3.9%)
   2,500,000   Clark R & M Holdings Inc., Senior Secured Notes, Series "A"
                 (zero coupon), 2/15/00....................................................    1,937,500
   2,000,000   Statia Terminals International N.V., First Mortgage Notes, 11 3/4%, 11/15/03(1) 2,160,000
                                                                                             -----------
                                                                                               4,097,500

               RETAIL SPECIAL LINES (2.0%)
   2,000,000   Commemorative Brands Inc., Senior Sub. Notes, 11%, 1/15/07..................    2,075,000

               RETAIL STORE (1.0%)
   1,000,000   Eye Care Centers of America, Inc., Senior Notes, 12%, 10/1/03...............    1,097,500

               STEEL (1.1%)
   1,035,000   ACME Metals Inc., Senior Secured Discount Notes, (zero coupon until 8/1/97,
                 13 1/2% thereafter), 8/1/04...............................................    1,163,081


--------------------------------------------------------------------------------
6

                                              Value Line Aggressive Income Trust

                                                        July 31, 1997(unaudited)
================================================================================

Principal
Amount                                                                                          Value
--------------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (10.3%)
 $ 2,000,000   Clearnet Communications Inc., Senior Discount Notes, (zero coupon until
                 12/15/00, 14 3/4%, thereafter), 12/15/05..................................  $ 1,452,500
   4,000,000   Dobson Communications Corp., Senior Notes, 11 3/4%, 4/15/07.................    3,900,000
     500,000   Fonorola Inc., Senior Second Notes, 12 1/2%, 8/15/02........................      559,375
   1,600,000 GST USA Inc., Senior Discount Notes, (zero coupon until 12/15/00,
                 13 7/8% thereafter), 12/15/05.............................................    1,076,000
     500,000   Globalstar LP/GlobalStar Capital, Senior Notes, 11 1/4%, 6/15/04(1).........      477,500
   2,500,000   IXC Communications Inc., Senior Notes, Series "B" 12 1/2%, 10/1/05..........    2,843,750
   1,000,000   Microcell Telecommunications, Inc., Senior Discount Notes,
                 (zero coupon until 12/1/01, 14%, thereafter), 6/01/06.....................     596,250
                                                                                             -----------
                                                                                              10,905,375

               THRIFT (4.4%)
     500,000   Dime Bancorp, Senior Notes, 10 1/2%, 11/15/05...............................      542,500
   2,000,000   First Palm Beach Bancorp, Inc., Senior Debentures, 10.35%, 6/30/02(1).......    2,042,200
   1,000,000   Patriot Capital Trust I, Capital Securities, 10.30%, 6/1/27(1)..............    1,055,520
   1,000,000   Telebanc Capital Trust I, Capital Securities, Series "A", 11%, 6/1/27(1)....    1,017,500
                                                                                             -----------
                                                                                               4,657,720

               TOTAL CORPORATE BONDS & NOTES (Cost $65,046,010) ...........................   64,941,172
                                                                                             -----------


CONVERTIBLE BONDS & NOTES (0.8%)

               TELECOMMUNICATIONS SERVICES (0.8%)
     200,000   GST Telecommunications, Inc., Senior Sub Discount Notes,
                 (zero coupon until 12/15/00, 13 7/8% thereafter), 12/15/05(1).............      181,750
   1,000,000   Winstar Communications, Inc., Senior Sub. Discount Notes
                 (zero coupon until 10/15/00, 14% thereafter) 10/15/05(1)..................      613,750
                                                                                             -----------

               TOTAL CONVERTIBLE BONDS & NOTES (Cost $918,905) ............................      795,500
                                                                                             -----------

PREFERRED BONDS & NOTES (1.9%)

               FINANCIAL SERVICES (1.9%)
   2,000,000   BankUnited Capital Trust, Pfd. Securities, Series A, 10 1/4%, 12/31/26......    1,992,500
                                                                                             -----------

               TOTAL PREFERRED BONDS & NOTES (Cost $2,010,000) ............................    1,992,500
                                                                                             -----------

--------------------------------------------------------------------------------
                                                                               7

Value Line Aggressive Income Trust

Schedule of Investments
================================================================================

Number of
Shares or
Warrants                                                                                        Value
--------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (10.9%)

               ENTERTAINMENT (4.0%)
      10,000   CapStar Broadcasting Partners, Senior exchangeable, 12%, 7/1/09 (1).........  $ 1,040,000
      10,000   Citadel Broadcasting Co., exchangeable Series "A", 13 1/4%, (1).............    1,062,500
      20,000   Spanish Broadcasting Systems Inc., Senior exchangeable, 14 1/4%, ...........    2,100,000
                                                                                             -----------
                                                                                               4,202,500
               HOTEL/GAMING (3.3%)
     100,484   Lady Luck Gaming, 11 1/2%, 6/06/05(3).......................................    3,516,940

               TELECOMMUNICATIONS SERVICES (1.7%)
         556   ICG Holdings Inc., 14 1/4%, 5/1/07(3).......................................      594,920
      21,432   Nextlink Communication Inc., Senior exchangeable, 14%, 2/1/09...............    1,226,967
                                                                                             -----------
                                                                                               1,821,887
               TEXTILE (1.9%)
      80,000   Anvil Holdings Inc., Senior exchangeable, 13%, 2/1/09(1)....................    2,000,000
                                                                                             -----------

               TOTAL PREFERRED STOCKS (Cost $8,760,079) ...................................   11,541,327
                                                                                             -----------


COMMON STOCKS (0.7%)

               OFFICE EQUIPMENT & SUPPLIES (0.7%)
      21,307   Mail-Well Holdings, Inc. (2)................................................      695,141
                                                                                             -----------
               TOTAL COMMON STOCK (Cost $53,500) ..........................................      695,141
                                                                                             -----------


WARRANTS (1.0%)

               ENTERTAINMENT (0.3%)
       9,500   American Telecasting Inc. (to purchase Common Stock, @ $12.65,
                 expire 6/15/00)(2)........................................................          475
      20,000   Spanish Broadcasting Systems, Inc. (to purchase common stock @ $.01,
                 expire 6/30/99)...........................................................      280,000
                                                                                             -----------
                                                                                                 280,475
               HOUSEHOLD PRODUCTS (0.0%)
         500   Chattem Inc., (to purchase Common Stock, @$16.79 expire, 6/17/99)(2)........        8,750

               RETAIL STORE (0.0%)
         500   Eye Care Centers of America, (to purchase Common Stock, expire 10/1/03)(2)..        5,004

--------------------------------------------------------------------------------
8

                                              Value Line Aggressive Income Trust

                                                        July 31, 1997(unaudited)
================================================================================

Number of
Warrants or
Principal
Amount                                                                                          Value
--------------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (0.7%)
       6,005   Advance Radio Telecom Corp., (to purchase Common Stock, @ $.01,
                 expire 11/12/06)(2).......................................................     $ 30,025
       6,600   Clearnet Communications Inc., (to purchase class "A" non-voting shares,
                 @ $16.36, expire 9/15/05)(2)..............................................       36,300
       4,125   Intelcom Group Inc., (to purchase Common Stock, expire 9/15/05(1)(2)........       45,408
         500   Intermedia Communication of Florida, (to purchase Common Stock,
                 @ $10.86, expire 6/1/00)(1)(2)............................................       18,187
       2,095   Ionica PLC, (to purchase Common Stock, @(pound).10, expire 8/15/06)(2)......      597,075
       4,000   Microcell Telecommunications Inc. "Initial", (to purchase class "B"
                 non-voting shares, @ $.01, expire 12/31/97)(1)(2).........................       50,000
       4,000   Microcell Telecommunications Inc. "Conditional", (to purchase class "B"
                 non-voting shares, @ $.01, expire 06/1/06)(1)(2)..........................        2,500
       1,000   Nextel Communications Inc., Series "A", (to purchase Common Stock,
                 expire 4/25/99)(1)(2).....................................................           10
      20,000   Nextlink Communications Inc., Series "A", (to purchase Common Stock,
                 expire 4/25/09)(1)(2).....................................................            0
                                                                                             -----------
                                                                                                 779,505

               TOTAL WARRANTS (Cost $571,014) .............................................    1,073,735
                                                                                             -----------

               TOTAL INVESTMENT SECURITIES (87.8%) (Cost $88,283,360) .....................   92,530,000
                                                                                             -----------

               REPURCHASE AGREEMENT (1.9%) (including accrued interest)
 $ 2,000,000   Collateralized by $1,900,000 U.S. Treasury Notes 7 1/2%, due 11/15/01
                 with a value of $2,041,442 (With First Chicago Capital Markets, Inc.,  5.77%,
                 dated 7/31/97, due 8/1/97 delivery value $2,000,321)......................    2,000,321

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (10.3%) ....................................   10,827,053
                                                                                             -----------

NET ASSETS (100.0%) ....................................................................... $105,357,374
                                                                                             ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
PER OUTSTANDING SHARE .....................................................................       $ 8.36
                                                                                             ===========


(1)  144A Security where certain conditions for public sale may exist.
(2)  Non-income producing security
(3)  PIK (Payment-in-kind). Interest payment is made with additional securities.


See Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                               9

Value Line Aggressive Income Trust


Statement of Assets
and Liabilities at July 31, 1997 (unaudited)
================================================================================
                                                                      Dollars
                                                                   (in thousands
                                                                    except per
                                                                   share amount)
                                                                   -------------
Assets:
Investment securities, at value
  (cost-- $88,283) ...........................................        $  92,530
Repurchase agreement (cost $2,000) ...........................            2,000
Cash .........................................................              282
Receivable for securities sold ...............................           15,224
Interest receivable ..........................................            1,509
Receivable for trust shares sold .............................              432
                                                                      ---------
    Total Assets .............................................          111,977
                                                                      ---------
Liabilities:
Payable for securities purchased .............................            6,244
Payable for trust shares repurchased .........................               28
Dividends payable to shareholders ............................              238
Accrued expenses:
  Advisory fee ...............................................               64
  Other ......................................................               46
                                                                      ---------
    Total Liabilities ........................................            6,620
                                                                      ---------
Net Assets: ..................................................        $ 105,357
                                                                      =========
Net Assets:
Capital Stock, at $.01 par value (authorized
  unlimited, outstanding 12,600,449
  shares of beneficial interest) .............................              126
Additional paid-in capital ...................................          110,043
Accumulated net realized loss on
  investments ................................................           (9,059)
Unrealized net appreciation of
  investments ................................................            4,247
                                                                      ---------
    Net Assets ...............................................        $ 105,357
                                                                      =========
Net Asset Value, Offering and
  Redemption Price per Outstanding
  Share ......................................................        $    8.36
                                                                      =========

Statement of Operations
for the Six Months Ended July 31, 1997 (unaudited)

                                                                      Dollars
                                                                  (in thousands)
                                                                  -------------
Investment Income:
Interest income .............................................           $ 4,485
Other income ................................................                56
                                                                        -------
                                                                          4,541
                                                                        -------
Expenses:
Advisory fee ................................................               339
Transfer agent fees .........................................                31
Auditing and legal fees .....................................                18
Registration and filing fees ................................                18
Printing, checks and stationery .............................                17
Custodian fees ..............................................                10
Trustees' fees and expenses .................................                 8
Taxes and other expenses ....................................                 5
                                                                        -------
      Total Expenses before
        custody credits .....................................               446
      Less custody credits ..................................                (9)
                                                                        -------
      Net Expenses ..........................................               437
                                                                        -------

Net Investment Income .......................................             4,104
                                                                        -------

Realized and Unrealized Gain/Loss on
  Investments
  Realized Loss-- Net .......................................               (70)
  Change in Unrealized
    Appreciation-- Net ......................................             2,332
                                                                        -------
Net Realized Loss and Change in Net
  Unrealized Appreciation
  on Investments ............................................             2,262
                                                                        -------
Net Increase in Net Assets
  from Operations ...........................................           $ 6,366
                                                                      =========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
10

                                              Value Line Aggressive Income Trust



Statement of Changes in Net Assets
for the Six Months Ended July 31, 1997 (unaudited) and for the Year Ended January 31, 1997

                                                                        Six Months Ended    Year Ended
                                                                          July 31, 1997     January 31,
                                                                          (unaudited)          1997
                                                                         ----------------------------
                                                                            (Dollars in thousands)
Operations:
  Net investment income ...............................................     $  4,104         $  5,412
  Realized (loss) gain on investments-- Net ...........................         (70)            4,125
  Change in net unrealized appreciation ...............................        2,332              188
                                                                            -------------------------
  Net increase in net assets from operations...........................       6,366             9,725
                                                                            -------------------------

Distributions to Shareholders:
  Net investment income ...............................................       (4,120)          (5,396)
                                                                            -------------------------

Trust Share Transactions:
  Net proceeds from sale of shares ....................................       67,592          103,830
  Net proceeds from reinvestment of distribution to shareholders.......        2,673            3,613
                                                                            -------------------------
                                                                              70,265          107,443
  Cost of shares repurchased ..........................................      (50,919)         (69,783)
                                                                            -------------------------
  Increase from share transactions ....................................       19,346           37,660
                                                                            -------------------------

Total Increase in Net Assets ..........................................       21,592           41,989

Net Assets:
  Beginning of period .................................................       83,765           41,776
                                                                            -------------------------
  End of period  ......................................................     $105,357         $ 83,765
                                                                             ========================
Undistributed net investment income at end of period ..................     $   --           $     16
                                                                             ========================



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              11

Value Line Aggressive Income Trust


Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line Aggressive Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Trust is to maximize current income through investment in a diversified portfolio of high-yield fixed-income securities. As a secondary investment objective, the Trust will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e. high-yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (issuers inability to meet principal and interest payments on their obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. The Trustees have determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock exchange valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees may determine. Short term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market.

(B) Repurchase Agreements. In connection with transacting in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Distributions. It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income will be declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.


--------------------------------------------------------------------------------
12

                                              Value Line Aggressive Income Trust

                                                        July 31, 1997(unaudited)
================================================================================

(D) Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax or excise tax provision is required.

For the year ended January 31, 1997, permanent book tax differences due to the expiration of capital loss carryovers of $2,608,000 were reclassified from accumulated net realized loss on investments to additional paid-in capital.

(E) Investments. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of discount, including original-issue discount required for federal income tax purposes on investments, is earned from settlement date and recognized on the accrual basis.

(F) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2. Trust Share Transactions

Transactions in shares of beneficial interest in the Trust were as follows:

                                                        Six Months
                                                          Ended        Year
                                                         July 31,      Ended
                                                           1997      January 31,
                                                        (unaudited)     1997
                                                        -----------------------
                                                            (in thousands)
Shares sold ..................................           8,326           13,168
Shares issued to
  shareholders in
  reinvestment of dividends ..................             328              458
                                                        -----------------------
                                                         8,654           13,626
Shares repurchased ...........................          (6,258)          (8,887)
                                                        -----------------------
Net increase .................................           2,396            4,739
                                                        ========================

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                             Six Months Ended
                                                               July 31, 1997
                                                                (unaudited)
                                                              --------------
                                                              (in thousands)
PURCHASES:
Investment Securities ...................................        $123,730
                                                                 ========

SALES:
Investment Securities ...................................        $100,740
                                                                 ========

At July 31, 1997, the aggregate cost of investments in securities for Federal income tax purposes was $88,299,298. The cost basis has been adjusted for deferral of wash sale losses of $15,938. The aggregate appreciation and depreciation of investments at July 31, 1997 based on a comparison of investment values and their costs for Federal income tax purposes, was $4,773,981 and $543,279, respectively, resulting in a net appreciation of $4,230,702.

For Federal income tax purposes, the Trust had a capital loss carryover at January 31, 1997 of approximately $8,867,000, of which $2,442,000 will expire in 1998, $3,439,000 in 1999, $600,000 in 2000 and $2,386,000 in 2003. During the
year ended January 31, 1997, the Trust utilized prior year's carryover losses of approximately $4,133,000 to offset net realized gains. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.

4.  Investment   Advisory  Contract,   Management  Fees  and  Transactions  With
Affiliates

An advisory fee of $338,932 was paid or payable to Value Line, Inc. (the "Adviser") for the six months ended July 31, 1997. This was computed at an annual rate of 3/4 of 1% per

--------------------------------------------------------------------------------
                                                                              13

                                              Value Line Aggressive Income Trust

Notes to Financial Statements                           July 31, 1997(unaudited)
================================================================================

year on the first $100 million of the Trust's average daily net assets for the period, and 1/2 of 1% on the average net assets in excess thereof. The adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services and office space. The Adviser also provides persons, satisfactory to the Trust's Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At July 31, 1997, the Adviser owned 134,427 shares of beneficial interest in the Trust, representing 1.07% of the outstanding shares.

In addition, certain officers and Trustees owned 15,012 shares of beneficial interest in the Trust, representing less than 1% of the outstanding shares.


--------------------------------------------------------------------------------
14

                                              Value Line Aggressive Income Trust


Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                             Six Months
                                               Ended                                Year Ended January 31,
                                            July 31, 1997   ----------------------------------------------------------------------
                                             (unaudited)          1997           1996           1995           1994           1993
                                           ---------------------------------------------------------------------------------------
Net asset value, beginning
  of period ............................   $      8.21      $     7.64     $     6.80     $     8.00     $     7.35     $     7.18
                                           ---------------------------------------------------------------------------------------
  Income from investment
    operations:
    Net investment income ..............           .37             .75            .69            .68            .67            .67
    Net gains or losses on securities
      (both realized and unrealized) ...           .15             .57            .85          (1.20)           .65            .17
                                           ---------------------------------------------------------------------------------------
    Total from investment
      operations .......................           .52            1.32           1.54           (.52)          1.32            .84
                                           ---------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income ...........................          (.37)           (.75)          (.70)          (.68)          (.67)          (.67)
                                           ---------------------------------------------------------------------------------------
    Change in net assets ...............           .15             .57            .84          (1.20)           .65            .17
                                           ---------------------------------------------------------------------------------------
Net asset value, end of period .........   $      8.36      $     8.21     $     7.64     $     6.80     $     8.00     $     7.35
                                           =======================================================================================
Total return ...........................          6.53%+         18.12%         23.79%         (6.66%)        18.74%         12.30%
                                           =======================================================================================

Ratios/Supplemental Data
Net assets, end of period
  (in thousands) .......................   $   105,357      $   83,765     $   41,776     $   29,760     $   46,223     $   33,527
Ratio of expenses to
  average net assets ...................           .99%*          1.10%          1.22%          1.27%          1.20%          1.15%
Ratio of net investment income to
  average net assets ...................          9.12%*          9.70%          9.67%          9.23%          8.84%          9.40%
Portfolio turnover rate ................           126%+           276%           284%           221%           320%           148%

*    Annualized.

+    Not annualized, for six month period only.


See Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                              15

Value Line Aggressive Income Trust

                         The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      Charles E. Reed
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).


                                                                      VLF#707088